CARPENTER TECHNOLOGY CORPORATION
                 --------------------------------
                        POWER OF ATTORNEY
                        -----------------

     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1997, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.


                              s/Marcus C. Bennett
                              ________________________________
                              Marcus C. Bennett
                              Director

                 CARPENTER TECHNOLOGY CORPORATION
                 --------------------------------
                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1997, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.



                              s/William S. Dietrich II
                              ________________________________
                              William S. Dietrich II
                              Director

                 CARPENTER TECHNOLOGY CORPORATION
                 --------------------------------
                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1997, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.



                              s/C. McCollister Evarts
                              ________________________________
                              C. McCollister Evarts
                              Director

                 CARPENTER TECHNOLOGY CORPORATION
                 --------------------------------
                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1997, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.



                              s/Carl R. Garr
                              ________________________________
                              Carl R. Garr
                              Director

                 CARPENTER TECHNOLOGY CORPORATION
                 --------------------------------
                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1997, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.



                              s/William J. Hudson, Jr.
                              ________________________________
                              William J. Hudson, Jr.
                              Director

                 CARPENTER TECHNOLOGY CORPORATION
                 --------------------------------
                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1997, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.



                              s/Arthur E. Humphrey
                              ________________________________
                              Arthur E. Humphrey
                              Director

                 CARPENTER TECHNOLOGY CORPORATION
                 --------------------------------
                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1997, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.


                              s/Edward W. Kay
                              ________________________________
                              Edward W. Kay
                              Director

                 CARPENTER TECHNOLOGY CORPORATION
                 --------------------------------
                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1997, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 15th day of September, 1997.



                              s/Frederick C. Langenberg
                              ________________________________
                              Frederick C. Langenberg
                              Director

                 CARPENTER TECHNOLOGY CORPORATION
                 --------------------------------
                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1997, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.



                              s/J. Michael Fitzpatrick
                              ________________________________
                              J. Michael Fitzpatrick
                              Director

                 CARPENTER TECHNOLOGY CORPORATION
                 --------------------------------
                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1997, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.



                              s/Marlin Miller, Jr.
                              ________________________________
                              Marlin Miller, Jr.
                              Director

                 CARPENTER TECHNOLOGY CORPORATION
                 --------------------------------
                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1997, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.



                              s/Paul R. Roedel
                              ________________________________
                              Paul R. Roedel
                              Director

                 CARPENTER TECHNOLOGY CORPORATION
                 --------------------------------
                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1997, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.



                              s/Robert J. Lawless
                              ________________________________
                              Robert J. Lawless
                              Director

                 CARPENTER TECHNOLOGY CORPORATION
                 --------------------------------
                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1997, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.



                              s/Peter C. Rossin
                              ________________________________
                              Peter C. Rossin
                              Director

                 CARPENTER TECHNOLOGY CORPORATION
                 --------------------------------
                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in her capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1997, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 15th day of September, 1997.



                              s/Kathryn C. Turner
                              ________________________________
                              Kathryn C. Turner
                              Director

                 CARPENTER TECHNOLOGY CORPORATION
                 --------------------------------
                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned in his capacity as a Director of Carpenter Technology Corporation does hereby appoint G. Walton Cottrell and John R. Welty or either of them his true and lawful attorneys to execute in his name, place and stead, in his capacity as Director of said Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the year ended June 30, 1997, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
     IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of September, 1997.



                              s/Kenneth L. Wolfe
                              ________________________________
                              Kenneth L. Wolfe
                              Director